Trade and other payables	12 Months Ended
Dec. 31, 2024
Trade and other payables
Trade and other payables

16.Trade and other payables

	31 December	31 December	31 December
US$ thousand	2024	2023	2022
Trade payables due to third parties	13,905	14,447	927
Trade payables due to related parties	—	15,000	—
Advances received	—	20	—
Accrued expenses	34,540	51,405	—
Interest payable	—	3,136	—
Mining royalty	2,605	3,554	—
	51,050	87,562	927

Information about the Group’s exposure to market and liquidity risks in included in Note 22.

Trade payables

Trade payables are obligations to pay for goods and services. Trade payables have an average payment period of 30 days (2023: 23 days) depending on the type of goods and services and the geographic area in which the purchase transaction occurs and the agreed terms. The carrying value of trade payables approximates fair value.